Exhibit 99.1

FIFTH AMENDMENT
TO
OPTIONAL ADVANCE DEMAND GRID NOTE

This Fifth Amendment dated as of March 18, 2009 amends the Optional Advance Demand Grid Note, dated August 3, 2004, made by MKS Instruments, Inc. and MKS Japan, Inc. in favor of HSBC Bank USA, National Association (“Bank”), as amended by the First Amendment, dated July 29, 2005, the Second Amendment, dated July 31, 2006, the Third Amendment, dated as of July 31, 2007 and the Fourth Amendment, dated as of July 31, 2008 (the “Note”). Terms defined in the Note shall have the same meanings in this Amendment.

1.	Without changing the demand and discretionary nature of the Note, the Note is amended as follows: (a) the maximum amount of the Note is reduced from $35,000,000.00 to $5,000,000.00, and the undersigned agree to pay to the Bank any outstanding balance on the Note in excess of $5,000,000.00 on or before May 31, 2009, (b) the limit for standby letters of credit under the Note is reduced from $750,000.00 to $650,000.00, and (c) the undersigned agree to pay the Bank an annual facility fee of 0.0375% of the maximum amount of the Note to be paid quarterly by installments on or before March 1st, June 1st, September 1st, and December 1st of each year the Note is in effect.

2.	Except as amended hereby, the Note remains unchanged and in full force and effect.

IN WITNESS WHEREOF, this Fifth Amendment has been duly executed by the undersigned parties effective the 18th day of March, 2009.

MKS INSTRUMENTS, INC.		HSBC BANK USA, NATIONAL
ASSOCIATION
By:	/s/ Ronald C. Weigner	By:	/s/ Elise M. Russo

Name:	Ronald C. Weigner	Name:	Elise M. Russo
Title:	VP, CFO & Treasurer	Title:	First Vice President
MKS JAPAN, INC.
By:	/s/ Kathleen F. Burke

Name:	Kathleen F. Burke
Title:	Director

FOURTH AMENDMENT DATED JULY 31, 2008
TO
OPTIONAL ADVANCE DEMAND GRID NOTE

This Fourth Amendment dated as of July 31, 2008 amends the Optional Advance Demand Grid Note dated August 3, 2004, made by MKS Instruments, Inc. and MKS Japan, Inc. in favor of HSBC Bank USA, National Association, as amended by the First Amendment, dated July 29, 2005, the Second Amendment, dated July 31, 2006, and the Third Amendment, dated as of July 31, 2007 (the “Note”). Terms defined in the Note shall have the same meanings in this Amendment.

1.	The date of “July 31, 2008”, wherever it appears in the Note, is hereby deleted and replaced with: “July 31, 2009”. After July 31, 2009, the termination date of “July 31, 2009” (and any subsequent termination date), wherever it appears in the note, shall be deleted and replaced by such later date as may be agreed to in writing by the Bank and the Borrower as the new termination date of the Note.

2.	Except as amended hereby, the Note remains unchanged and in full force and effect.

MKS INSTRUMENTS, INC.		HSBC BANK USA, NATIONAL
ASSOCIATION
By:	/s/ Joseph M. Tocci	By:	/s/ Elise M. Russo

Name:	Joseph M. Tocci	Name:	Elise M. Russo
Title:	Treasurer	Title:	First Vice President
MKS JAPAN, INC.
By:	/s/ Ronald Weigner

Name:	Ronald Weigner
Title:	Director

THIRD AMENDMENT DATED JULY 31, 2007
TO
OPTIONAL ADVANCE DEMAND GRID NOTE

This Third Amendment dated as of July 31, 2007 amends the Optional Advance Demand Grid Note dated August 3, 2004, made by MKS Instruments, Inc. and MKS Japan, Inc. in favor of HSBC Bank USA, National Association, as amended by the First Amendment, dated July 29, 2005, the Second Amendment, dated July 31, 2006 (the “Note”). Terms defined in the Note shall have the same meanings in this Amendment.

1.	The date of “July 31, 2007”, wherever it appears in the Note, is hereby deleted and replaced with: “July 31, 2008”. After July 31, 2008, the termination date of “July 31, 2008” (and any subsequent termination date), wherever it appears in the note, shall be deleted and replaced by such later date as may be agreed to in writing by the Bank and the Borrower as the new termination date of the Note.

2.	The definition of Adjusted LIBOR Rate is changed to: the LIBOR Rate plus .75%

3.	Eliminate requirement “(iiii) management prepared financial forecasts for each fiscal year” as noted on page 4 of the Optional Advance Demand Grid Note.

4.	Except as amended hereby, the Note remains unchanged and in full force and effect.

MKS INSTRUMENTS, INC.		HSBC BANK USA, NATIONAL
ASSOCIATION
By:	/s/ Joseph M. Tocci	By:	/s/ Elise M. Russo

Name:	Joseph M. Tocci	Name:	Elise M. Russo
Title:	Treasurer	Title:	FVP
MKS JAPAN, INC.
By:	/s/ Ronald Weigner

Name:	Ronald Weigner
Title	Director